UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-05831
                                                     ---------

                         The Primary Income Funds, Inc.

                             700 North Water Street
                              Milwaukee, WI  53202
                    ----------------------------------------
                    (Address of principal executive offices)

                     Arnold Investment Counsel Incorporated
                             700 North Water Street
                              Wisconsin, WI  53202
                              --------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (414) 271-2726
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                  Date of reporting period: December 31, 2005
                                            -----------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

(THE PRIMARY TREND FUNDS LOGO)

SEMIANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
DECEMBER 31, 2005

MESSAGE TO SHAREHOLDERS...

     "As our shareholders, you are quite familiar with the great 'wall of worry' that Wall Street and the stock market so often need to climb. In our humble opinion, an uptrend that is constantly greeted by skepticism is an uptrend that has staying power. Once an uptrend is embraced by the masses as a foregone conclusion, it has scaled that 'wall of worry' and now finds itself on the slippery back slope. We haven't yet reached that slippery slide."

                                                  THE PRIMARY TREND FUNDS
                                                  June 30, 2005 - Annual Report

  Indeed, the stock market, to include small-, mid- and large-cap stocks, continued its trudge to new recovery highs during the latter half of 2005 - capped by a highly exuberant year-end rally. While the big NASDAQ stocks led the way, broad participation was evident in the latter half as well. For the final six months of 2005, the Dow Jones Industrial Average posted a total return of +5.57% and the Standard & Poor's 500(R) Composite did slightly better with a +5.77% total return.

  For the six months ended December 31, 2005, The Primary Trend Funds generated the following total returns for shareholders:

                    THE PRIMARY TREND FUND                +1.49%
                    THE PRIMARY INCOME FUND               +0.34%

THE PRIMARY TREND FUND
----------------------

  Cash is never a strategy or deliberate asset allocation in The Primary Trend Fund - it is merely a temporary residual in implementing our value-oriented discipline. Profit taking, coupled with a dearth of deep discount value ideas in today's climate, has created an above-average cash cushion of 18.2% in the Fund at year's end. Failure to have this money invested in equities contributed to lagging performance as the stock market rallied. The flip side of this cash cushion is that it will allow us to capitalize on undervalued opportunities as 2006 gets underway.

  The Fund's overweighted exposure to the Energy sector in 2003-04 was whittled down as oil stocks continued their run in 2005. With the benefit of hindsight, we took our profits in the Energy sector much too soon, but their parabolic moves also were accompanied by increased share price risk. Currently, we devote only 5.5% of the portfolio to Energy compared to the Standard & Poor's 500(R) Index weight of 9.6%.

  We continue to emphasize the Health Care sector in The Primary Trend Fund - in particular, the larger pharmaceutical group. The portfolio currently has 16.7% of its assets invested in big drug stocks - 25% more than the S&P 500's weighting of 13.3%. The value philosophy of investing has always required patience - and a recovery in the large-capitalization drug sector has required much more than normal. These stocks are the penultimate broken growth stocks: at one time trading at P/E multiples of 40-60x earnings and the darlings of the institutional herd, now they trade at 12-18x multiples and investors step over them on their way to buying Google. While a bullish catalyst for this group seems elusive, we believe overweighting drug stocks is a prudent move for long-term investors - one that could be rewarded amply in the months ahead.

  The Consumer Cyclical sector (at 16.4%) is the second largest representation in the portfolio (behind drug stocks). A resurgence in restaurant holdings Darden and McDonald's is a big contributing factor, as well as new investments in undervalued media/entertainment stocks such as Gannett, Marcus Corp., News Corp. and Tribune Co. We believe the latter holdings are solid, under-appreciated asset stories with excellent long-term potential.

  We continue to underweight the Information Technology sector at 4.5% of Fund assets compared to 18.1% for the S&P 500(R) Index. However, we have recently added Microsoft and will continue to troll for other bargains as the secular bear market in Technology evolves.

THE PRIMARY INCOME FUND
-----------------------

  All of the performance advantages that The Primary Income Fund gained in the first half of 2005, it lost in the final six months - lagging both the Standard & Poor's 500(R) Index and its other benchmark, the S&P Utilities Index (total return of +1.38%).

  We continue to heavily weight the Utilities sector at 30.3% of Fund assets, of which a full 27.8% is invested in utility common stocks that pay an above-average dividend yield. Of that 27.8%, we have slowly built up a 6% position in water utility stocks, to include American States, Aqua America and Middlesex Water. While the current interest-rate environment of rising yields is not an ally for the interest-sensitive Utilities sector, we believe these stocks still serve as a conservative shelter in a stock market that is on the downslope of an economic rebound.

  As with The Primary Trend Fund, the large-cap pharmaceutical stocks are one of the dominant investment themes in The Primary Income Fund. At 14.6% of total assets, drug stocks are second only to utilities. Cheap valuations, combined with above-average dividend streams, make these stocks ideal holdings for our income-oriented shareholders.

  We still maintain a slightly negative stance on the bond market. As such, we have limited our fixed-income exposure to corporate and government notes maturing in less than 2 1/2 years. Together with our cash position of 4.5%, the Fund currently has liquid "buying power" totaling 12.0% of assets. Whether we deploy those assets to the equity market or longer maturity bonds depends upon the Federal Reserve and those markets' reactions to the Fed in the coming months.

WHAT, ME WORRY?
---------------

  As we penned in the June 30, 2005 Annual Report, the ever-present "wall of worry" did provide the fuel for the market to advance in the latter half of 2005. Many of the obstacles strewn in the market's path were merely side-stepped: oil solidly above $60 per barrel; short-term interest rates on the rise; a deadly hurricane season, highlighted by the Katrina devastation; and massive layoffs by the auto industry as well as a few other corporate conglomerates.

  As we closed the books on 2005, investors started to believe that nothing could deter the stock market. And the four most dangerous words in investing were being mumbled up and down Wall Street - "This time is different." Gold bullion has broken out to a new 25-year high above $550 an ounce - typically a harbinger of inflation. "This time is different." Crude oil has sustained its price above $50 per barrel for nearly a year - typically exerting inflationary pressures on raw material costs. "This time is different." The yield curve, with short rates higher than long rates, has inverted - typically a precursor to recession. "This time is different." The stock market has just entered its 41st month of bull market recovery - the post World War II median is 38 months. "This time is different."

GUARDED OUTLOOK
---------------

  We are not bearish by any means. In fact, we expect a changing of the guard in 2006, which stands to benefit the big blue-chip stocks at the expense of the smaller-to-mid-size companies. However, when the herd's mentality throws caution to the wind, it is often prudent to adopt a more guarded stance.

  Energy stocks, which are historically the last group to rally prior to a general market correction, have had an astronomical advance. Volatility has become commonplace in those names - possibly a sign that energy is relinquishing its leadership role. We believe the drug stocks will assume this leadership role before the year is over.

  Lastly, an era has ended as Ben Bernanke takes the Fed throne from Alan Greenspan. The U.S. economy is firing on all cylinders, corporate earnings are fairly strong and inflation is, thus far, benign. However, we believe that 2006 will test Mr. Bernanke's skills as Fed Chief, and that hiccups in the hedge fund industry will test the patience of this stock market.

  With cash on the sidelines and the portfolios positioned to capitalize on new market leadership, as fellow shareholders we are very excited about the prospects for our Funds in 2006. All of us at Arnold Investment Counsel are committed to meeting and then exceeding your investment objectives in the months and years ahead.

  Sincerely,

  /s/Lilli Gust                              /s/Barry S. Arnold

  Lilli Gust                                 Barry S. Arnold
  President                                  Vice President
                                             Chief Investment Officer

EXPENSE EXAMPLE
For the Six Months Ended December 31, 2005

As a shareholder of The Primary Trend Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

                                         Primary Trend Fund                            Primary Income Fund
                              -----------------------------------------     -----------------------------------------
                                                             Expenses                                      Expenses
                              Beginning      Ending        paid during      Beginning       Ending       paid during
                               account       account          period         account       account          period
                                value         value          7/1/05-          value         value          7/1/05-
                                7/1/05      12/31/05      12/31/051<F1>       7/1/05       12/31/05     12/31/051<F1>
                              ---------     --------      -------------     ---------      --------     -------------
Actual                        $1,000.00     $1,014.90         $7.52         $1,000.00     $1,003.40         $5.05
Hypothetical (5% return
  before expenses)             1,000.00      1,017.54          7.53          1,000.00      1,019.96          5.09

1<F1> Expenses are equal to the Funds' annualized expense ratios (1.48% for the Trend Fund and 1.00% for the Income Fund), multiplied by the average account value over the period, and multiplied by 0.5041 (to reflect the one-half year period).

PORTFOLIOS OF INVESTMENTS
December 31, 2005 (unaudited)

                             THE PRIMARY TREND FUND

                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         ------
             COMMON STOCKS      81.7%
    12,000   Abbott Laboratories
               (Pharmaceutical products)              $   429,354  $   473,160
     9,000   Allstate Corp. (Insurance)                   268,976      486,630
    15,000   Anheuser-Busch Companies, Inc. (Beverages)   498,505      644,400
    13,333   Aqua America, Inc. (Water utility)           250,312      363,991
    26,728   Archer-Daniels-Midland Co. (Agriculture)     394,651      659,112
    15,000   AT&T, Inc. (Communications)                  360,250      367,350
     6,998   BP plc (Integrated oil company)              143,640      449,411
    25,000   Bristol-Myers Squibb Co. (Pharmaceuticals)   610,745      574,500
    10,000   Campbell Soup Co. (Diversified food)         299,630      297,700
     6,000   Chubb Corp. (Insurance)                      327,730      585,900
    12,000   Darden Restaurants, Inc.
               (Restaurant chains)                        273,094      466,560
    14,000   Du Pont (E.I.) de Nemours & Co.
               (Diversified chemicals)                    585,106      595,000
     7,000   Eli Lilly & Co. (Pharmaceuticals)            383,450      396,130
     6,000   Gannett Co., Inc. (Media)                    376,910      363,420
    23,000   General Electric Co.
               (Diversified manufacturing)                668,649      806,150
    10,000   General Mills, Inc. (Diversified food)       452,291      493,200
     5,000   International Paper Co. (Materials)          140,272      168,050
     7,000   Johnson & Johnson (Medical products)         299,250      420,700
    16,000   Marcus Corp. (Lodging)                       305,196      376,000
    11,000   McDonald's Corp. (Restaurant chains)         220,071      370,920
    15,000   Microsoft Corp. (Technology)                 400,900      392,250
    20,000   News Corp. - Class B (Communications)        302,950      332,200
     6,000   Occidental Petroleum Corp.
               (Integrated oil company)                   121,944      479,280
     8,000   Partner Re Ltd. (Insurance)                  266,855      525,360
    15,000   Pfizer, Inc. (Pharmaceuticals)               341,850      349,800
    30,000   Schering-Plough Corp. (Pharmaceuticals)      520,799      625,500
    14,000   Tribune Company (Media)                      499,275      423,640
    15,000   Tupperware Corp. (Consumer products)         296,827      336,000
    11,160   United Technologies Corp. (Aerospace)        231,525      623,955
    15,000   Waste Management, Inc.
               (Environmental control)                    440,199      455,250
                                                      -----------  -----------
                    Total Common Stocks                10,711,206   13,901,519
                                                      -----------  -----------

 PRINCIPAL
  AMOUNT
 ---------
             BONDS AND NOTES      2.3%
             CORPORATE BOND
$  400,000   Alabama Power Co., 3.125%, due 5/1/08        396,894      384,644
                                                      -----------  -----------
                    Total Bonds and Notes                 396,894      384,644
                                                      -----------  -----------
                    Total Long-Term Investments        11,108,100   14,286,163
                                                      -----------  -----------
             SHORT-TERM INVESTMENTS      16.0%
             VARIABLE RATE DEMAND NOTES
 2,700,339   US Bank, N.A., 2.60%                       2,700,339    2,700,339
    11,666   Wisconsin Corporate Central
               Credit Union, 2.52%                         11,666       11,666
                                                      -----------  -----------
                    Total Short-Term Investments        2,712,005    2,712,005
                                                      -----------  -----------
             TOTAL INVESTMENTS      100.0%            $13,820,105   16,998,168
                                                      -----------
                                                      -----------
             Other Assets less Liabilities      0.0%                     8,428
                                                                   -----------
             NET ASSETS      100.0%                                $17,006,596
                                                                   -----------
                                                                   -----------

SUMMARY OF INVESTMENTS BY SECTOR                       TOP TEN EQUITY HOLDINGS

                                PERCENT OF                                                      PERCENT OF
SECTOR                     INVESTMENT SECURITIES       SECURITY                           INVESTMENT SECURITIES
------                     ---------------------       --------                           ---------------------
Health Care                        16.7%               General Electric Co.                        4.7%
Short-term (cash)                  15.9%               Archer-Daniels-Midland Co.                  3.9%
Consumer Discretionary             15.7%               Anheuser-Busch Companies, Inc.              3.8%
Consumer Staples                   12.3%               Schering-Plough Corp.                       3.7%
Industrials                        11.1%               United Technologies Corp.                   3.7%
Financials                          9.4%               Du Pont (E.I.) de Nemours & Co.             3.5%
Energy                              5.5%               Chubb Corp.                                 3.5%
Materials                           4.5%               Bristol-Myers Squibb Co.                    3.4%
Utilities                           4.4%               Partner Re Ltd.                             3.1%
Technology                          2.3%               General Mills, Inc.                         2.9%
Telecom Services                    2.2%                                                          -----
                                  ------               Total                                      36.2%
Total Investments                 100.0%

                       See notes to financial statements.

                            THE PRIMARY INCOME FUND
                                                                      MARKET
  SHARES                                                  COST        VALUE
  ------                                                  ----        ------
            COMMON STOCKS      87.9%
    3,000   Abbott Laboratories
              (Pharmaceutical products)                 $  115,209  $  118,290
    2,000   Allstate Corp. (Insurance)                      77,685     108,140
    3,000   American States Water Co. (Water utility)       82,662      92,400
    3,000   Anheuser-Busch Companies, Inc. (Beverages)     105,242     128,880
    1,637   Apartment Investment & Management Co.
              (Real estate investment trust)                23,363      61,993
    4,000   Aqua America, Inc. (Water utility)              73,559     109,200
    6,000   AT&T, Inc. (Communications)                    142,370     146,940
    1,600   BP plc (Integrated oil company)                 43,379     102,752
    4,000   Bristol-Myers Squibb Co. (Pharmaceuticals)     102,832      91,920
    1,000   Chubb Corp. (Insurance)                         54,455      97,650
    3,000   Darden Restaurants, Inc. (Restaurant chains)    68,273     116,640
    3,000   DPL, Inc. (Electric and gas utility)            31,788      78,030
    2,691   DTE Energy Co. (Electric utility)              115,541     116,224
    4,000   Du Pont (E.I.) de Nemours & Co.
              (Diversified chemicals)                      176,440     170,000
    1,000   Eli Lilly & Co. (Pharmaceuticals)               54,450      56,590
    5,000   General Electric Co.
              (Diversified manufacturing)                  146,280     175,250
    3,000   KeySpan Corp. (Natural gas utility)             74,815     107,070
    2,000   Marcus Corp. (Lodging)                          38,351      47,000
    3,000   McDonald's Corp. (Restaurant chains)            61,307     101,160
    2,000   Middlesex Water Co. (Water utility)             43,167      34,680
    1,000   Occidental Petroleum Corp.
              (Integrated oil company)                      21,725      79,880
    4,000   Otter Tail Corp. (Electric utility)            107,345     115,920
    8,000   Schering-Plough Corp. (Pharmaceuticals)        143,960     166,800
    3,000   Sempra Energy (Natural gas utility)             46,773     134,520
    3,000   The Southern Co. (Electric utility)             85,890     103,590
    5,000   Tribune Co. (Media)                            198,511     151,300
    4,000   Tupperware Corp.
              (Diversified consumer products)               81,415      89,600
    2,000   US Bancorp (Financial)                          56,660      59,780
    3,000   Vectren Corp. (Natural gas utility)             64,302      81,480
    2,000   Verizon Communications, Inc. (Communications)   63,280      60,240
    3,000   Waste Management, Inc.
              (Environmental control)                       89,880      91,050
    3,000   Wisconsin Energy Corp.
              (Electric and gas utility)                    74,563     117,180
    3,000   Wyeth (Pharmaceuticals)                        133,680     138,210
                                                        ----------  ----------
                    Total Common Stocks                  2,799,152   3,450,359
                                                        ----------  ----------

 PRINCIPAL
  AMOUNT
 ---------
            BONDS AND NOTES      7.5%
            CORPORATE BONDS
 $100,000   Alabama Power Co., 3.125%, due 5/1/08           99,188      96,161
  150,000   General Electric Capital Corp.,
              4.511%, due 6/11/08                          150,000     149,721
   50,000   Federal Home Loan, 2.65%, due 8/10/06           49,673      49,423
                                                        ----------  ----------
                    Total Bonds and Notes                  298,861     295,305
                                                        ----------  ----------
                    Total Long -Term Investments         3,098,013   3,745,664
                                                        ----------  ----------
            SHORT-TERM INVESTMENTS      4.6%
            VARIABLE RATE DEMAND NOTES
  178,181   US Bank, N.A., 2.60%                           178,181     178,181
                                                        ----------  ----------
                    Total Short-Term Investments           178,181     178,181
                                                        ----------  ----------
  577,109   TOTAL INVESTMENTS      100.0%               $3,276,194   3,923,845
                                                        ----------
                                                        ----------
            Other Assets less Liabilities      0.0%                        400
                                                                    ----------
            NET ASSETS      100.0%                                  $3,924,245
                                                                    ----------
                                                                    ----------

SUMMARY OF INVESTMENTS BY SECTOR                       TOP TEN EQUITY HOLDINGS

                                 PERCENT OF                                                     PERCENT OF
SECTOR                      INVESTMENT SECURITIES      SECURITY                           INVESTMENT SECURITIES
------                      ---------------------      --------                           ---------------------
Utilities                           30.2%              General Electric Co.                        4.5%
Health Care                         14.6%              Du Pont (E.I.) de Nemours & Co.             4.3%
Consumer Discretionary              12.9%              Schering-Plough Corp.                       4.3%
Industrials                         10.6%              Tribune Co.                                 3.9%
Financials                           8.3%              AT&T, Inc.                                  3.7%
Telecom Services                     5.3%              Wyeth                                       3.5%
Energy                               4.7%              Sempra Energy                               3.4%
Short-term (cash)                    4.5%              Anheuser-Busch Companies, Inc.              3.3%
Materials                            4.3%              Abbott Laboratories                         3.0%
Consumer Staples                     3.3%              Wisconsin Energy Corp.                      3.0%
Government Bonds                     1.3%                                                         -----
                                   ------              Total                                      36.9%
Total Investments                  100.0%

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005 (unaudited)

                                                                THE PRIMARY         THE PRIMARY
                                                                 TREND FUND         INCOME FUND
                                                                -----------         -----------
Assets:
   Investments, at Value (Note 2a):
       Common Stocks                                            $13,901,519          $3,450,359
       Bonds and Notes                                              384,644             295,305
       Short-Term Investments                                     2,712,005             178,181
                                                                -----------          ----------
           Total Investments (Cost $13,820,105
             and $3,276,194, respectively)                       16,998,168           3,923,845
   Dividends Receivable                                              20,210               7,458
   Interest Receivable                                               12,749               1,812
   Prepaid Expenses and Other Assets                                  7,494               4,126
                                                                -----------          ----------
           Total Assets                                          17,038,621           3,937,241
                                                                -----------          ----------
Liabilities
   Accrued Investment Advisory Fees                                  10,762               3,933
   Capital Shares Payable                                             5,000                  --
   Other                                                             16,263               9,063
                                                                -----------          ----------
           Total Liabilities                                         32,025              12,996
                                                                -----------          ----------
Net Assets                                                      $17,006,596          $3,924,245
                                                                -----------          ----------
                                                                -----------          ----------
Shares Outstanding                                                1,355,327             306,293
Net Asset Value Per Share                                       $     12.55          $    12.81
                                                                -----------          ----------
                                                                -----------          ----------
Net Assets Consist of:
   Capital Stock (30,000,000 shares authorized each)            $13,656,547          $3,276,467
   Undistributed Net Investment Income (Loss)                           (57)                140
   Undistributed Net Realized Gain (Loss)                           172,043                 (13)
   Net Unrealized Appreciation of Investments                     3,178,063             647,651
                                                                -----------          ----------
Net Assets                                                      $17,006,596          $3,924,245
                                                                -----------          ----------
                                                                -----------          ----------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the six months ended December 31, 2005 (unaudited)

                                                                 THE PRIMARY         THE PRIMARY
                                                                  TREND FUND         INCOME FUND
                                                                 -----------         -----------
Income:
   Interest                                                        $ 59,352            $ 10,411
   Dividends                                                        156,430              51,709
                                                                   --------            --------
       Total Income                                                 215,782              62,120
                                                                   --------            --------
Expenses:
   Investment Advisory Fees (Note 3)                                 63,776              14,924
   Administration and Accounting Fees                                20,425              15,318
   Shareholder Servicing Costs                                       15,985               7,028
   Professional Fees                                                 12,412              11,040
   Registration Fees                                                  3,354               3,032
   Printing                                                           4,167               1,539
   Custodial Fees                                                     1,829               1,627
   Insurance                                                          1,584                 358
   Postage                                                            1,233                 394
   Pricing                                                              918               1,171
   Other                                                              1,936               1,339
                                                                   --------            --------
   Total Expenses Before Reimbursement                              127,619              57,770
   Less Expenses Reimbursed By Adviser (Note 3)                          --             (37,604)
                                                                   --------            --------
   Net Expenses                                                     127,619              20,166
                                                                   --------            --------
Net Investment Income                                                88,163              41,954
                                                                   --------            --------
Net Realized Gain on Investments                                    266,329              24,370
Change in Net Unrealized Depreciation of Investments               (106,575)            (52,752)
                                                                   --------            --------
Net Realized and Unrealized Gain (Loss) on Investments              159,754             (28,382)
                                                                   --------            --------
Net Increase in Net Assets From Operations                         $247,917            $ 13,572
                                                                   --------            --------
                                                                   --------            --------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                         THE PRIMARY                              THE PRIMARY
                                                          TREND FUND                              INCOME FUND
                                              ---------------------------------        ---------------------------------
                                              SIX MONTHS ENDED       YEAR ENDED        SIX MONTHS ENDED       YEAR ENDED
                                                DECEMBER 31,          JUNE 30,           DECEMBER 31,          JUNE 30,
                                                    2005                2005                 2005                2005
                                              ----------------       ----------        ----------------       ----------
                                                (UNAUDITED)                              (UNAUDITED)
Operations:
   Net Investment Income                         $    88,163         $   112,970          $   41,954          $   76,825
   Net Realized Gain
     on Investments                                  266,329             678,714              24,370             219,724
   Change in Net Unrealized Appreciation
     (Depreciation) of Investments                  (106,575)            (85,413)            (52,752)             38,349
                                                 -----------         -----------          ----------          ----------
   Net Increase in Net
     Assets from Operations                          247,917             706,271              13,572             334,898
                                                 -----------         -----------          ----------          ----------
Distributions to Shareholders:
   From Net Investment Income                       (152,106)            (82,275)            (44,314)            (75,580)
   From Net Realized Gains                          (706,269)           (689,595)            (67,331)                 --
                                                 -----------         -----------          ----------          ----------
   Decrease in Net Assets
     from Distributions                             (858,375)           (771,870)           (111,645)            (75,580)
                                                 -----------         -----------          ----------          ----------
Fund Share Transactions:
   Proceeds from Shares Sold                         136,958             882,984              22,930             101,121
   Reinvested Distributions                          805,621             722,615             100,175              66,089
   Cost of Shares Redeemed                          (531,606)         (1,047,532)           (136,353)           (209,857)
                                                 -----------         -----------          ----------          ----------
   Net Increase (Decrease) in Net Assets
     from Fund Share Transactions                    410,973             558,067             (13,248)            (42,647)
                                                 -----------         -----------          ----------          ----------
Total Increase (Decrease) in
  Net Assets                                        (199,485)            492,468            (111,321)            216,671
Net Assets:
   Beginning of Period                            17,206,081          16,713,613           4,035,566           3,818,895
                                                 -----------         -----------          ----------          ----------
   End of Period                                 $17,006,596         $17,206,081          $3,924,245          $4,035,566
                                                 -----------         -----------          ----------          ----------
                                                 -----------         -----------          ----------          ----------
Undistributed Net Investment
  Income (Loss) at End of Period                 $       (57)        $    63,886          $      140          $    2,500
                                                 -----------         -----------          ----------          ----------
                                                 -----------         -----------          ----------          ----------
Transactions in Shares:
   Sales                                              10,783              68,612               1,761               8,038
   Reinvested Distributions                           64,078              58,222               7,720               5,192
   Redemptions                                       (41,953)            (81,697)            (10,597)            (16,702)
                                                 -----------         -----------          ----------          ----------
   Net Increase (Decrease)                            32,908              45,137              (1,116)             (3,472)
                                                 -----------         -----------          ----------          ----------
                                                 -----------         -----------          ----------          ----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

                                               SIX MONTHS ENDED                        YEAR ENDING JUNE 30,
                                                 DECEMBER 31,         ------------------------------------------------------
                                                     2005             2005         2004        2003         2002        2001
                                                 ------------         ----         ----        ----         ----        ----
                                                 (UNAUDITED)
THE PRIMARY TREND FUND

PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                $13.01           $13.09       $11.30      $11.84       $12.39      $10.55
                                                    ------           ------       ------      ------       ------      ------
Net Investment Income                                 0.07             0.08         0.05        0.04         0.05        0.16
Net Realized and Unrealized
  Gain (Loss) on Investments                          0.12             0.44         1.86       (0.03)       (0.39)       2.19
                                                    ------           ------       ------      ------       ------      ------
Total from Investment Operations                      0.19             0.52         1.91        0.01        (0.34)       2.35
                                                    ------           ------       ------      ------       ------      ------
Less Distributions:
   From Net Investment Income                        (0.11)           (0.06)       (0.03)      (0.05)       (0.12)      (0.20)
   From Net Realized Gains                           (0.54)           (0.54)       (0.09)      (0.50)       (0.09)      (0.31)
                                                    ------           ------       ------      ------       ------      ------
   Total Distributions                               (0.65)           (0.60)       (0.12)      (0.55)       (0.21)      (0.51)
                                                    ------           ------       ------      ------       ------      ------
Net Increase (Decrease)                              (0.46)           (0.08)        1.79       (0.54)       (0.55)       1.84
                                                    ------           ------       ------      ------       ------      ------
Net Asset Value, End of Period                      $12.55           $13.01       $13.09      $11.30       $11.84      $12.39
                                                    ------           ------       ------      ------       ------      ------
                                                    ------           ------       ------      ------       ------      ------
TOTAL INVESTMENT RETURN                              1.49%            4.27%       17.05%       0.34%       (2.77%)     22.54%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $17,007          $17,206      $16,714     $14,892      $15,963     $17,650
Ratio of Net Expenses to Average Net Assets          1.48%            1.48%        1.49%       1.60%        1.44%       1.38%
Ratio of Net Investment Income
  to Average Net Assets                              1.02%            0.67%        0.39%       0.41%        0.41%       1.36%
Portfolio Turnover                                   17.5%            37.5%        31.7%       27.5%        34.4%       44.7%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

                                               SIX MONTHS ENDED                        YEAR ENDING JUNE 30,
                                                 DECEMBER 31,         ------------------------------------------------------
                                                     2005             2005         2004        2003         2002        2001
                                                 ------------         ----         ----        ----         ----        ----
                                                 (UNAUDITED)
THE PRIMARY INCOME FUND

PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                $13.13           $12.28       $11.25      $11.90       $12.22      $10.40
                                                    ------           ------       ------      ------       ------      ------
Net Investment Income                                 0.14             0.25         0.22        0.25         0.28        0.35
Net Realized and Unrealized
  Gain (Loss) on Investments                         (0.09)            0.85         1.03       (0.65)       (0.32)       1.82
                                                    ------           ------       ------      ------       ------      ------
Total from Investment Operations                      0.05             1.10         1.25       (0.40)       (0.04)       2.17
                                                    ------           ------       ------      ------       ------      ------
Less Distributions:
   From Net Investment Income                        (0.15)           (0.25)       (0.22)      (0.25)       (0.28)      (0.35)
   From Net Realized Gains                           (0.22)              --           --          --           --          --
                                                    ------           ------       ------      ------       ------      ------
   Total Distributions                               (0.37)           (0.25)       (0.22)      (0.25)       (0.28)      (0.35)
                                                    ------           ------       ------      ------       ------      ------
Net Increase (Decrease)                              (0.32)            0.85         1.03       (0.65)       (0.32)       1.82
                                                    ------           ------       ------      ------       ------      ------
Net Asset Value, End of Period                      $12.81           $13.13       $12.28      $11.25       $11.90      $12.22
                                                    ------           ------       ------      ------       ------      ------
                                                    ------           ------       ------      ------       ------      ------
TOTAL INVESTMENT RETURN                              0.34%            9.01%       11.23%      (3.20%)      (0.37%)     21.09%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)            $3,924           $4,036       $3,819      $3,534       $3,680      $3,726
Ratio of Net Expenses to Average Net Assets          1.00%            1.00%        1.00%       1.00%        1.00%       1.00%
Ratio of Net Investment Income
  to Average Net Assets                              2.09%            1.98%        1.91%       2.36%        2.27%       3.02%
Ratio of Total Expenses
  to Average Net Assets                              2.87%            3.92%        2.84%       3.06%        2.78%       2.44%
Portfolio Turnover                                   12.4%            28.2%        23.8%       30.5%        21.5%       36.6%

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005 (unaudited)

1.   ORGANIZATION

     The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Fund, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds.

     a. Securities listed on a national securities exchange are valued at the last sale price. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. If no sale is reported, the average of the latest bid and asked prices is used. Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors. Securities with maturities of 60 days or less are valued at amortized cost.

     b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate reclassifications between net asset accounts are made for such differences.

          The tax character of distributions paid during the fiscal years ended June 30, 2005 and 2004 were as follows:

                                               THE PRIMARY TREND FUND        THE PRIMARY INCOME FUND
                                               ----------------------        -----------------------
                                                 2005           2004           2005           2004
                                               --------       --------       --------       --------
          Distributions paid from:
             Ordinary Income                   $303,340       $ 44,016        $75,580        $68,507
             Net long term capital gains        468,530        114,374             --             --
                                               --------       --------        -------        -------
          Total taxable distributions           771,870        158,390         75,580         68,507
                                               --------       --------        -------        -------
          Total distributions paid             $771,870       $158,390        $75,580        $68,507
                                               --------       --------        -------        -------
                                               --------       --------        -------        -------

     e. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

     The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their average daily net assets. The agreements further stipulate that the Adviser will reimburse the Income Fund for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the six months ended December 31, 2005. For the six months ended December 31, 2005, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser. For the six months ended December 31, 2005, the Income Fund incurred investment advisory fees and other expenses, net of expense reimbursements, totaling $20,166. The fee waiver resulted in a $0.12 per share increase in net investment income for the Income Fund for the six months ended December 31, 2005.

4.   PURCHASES AND SALES OF SECURITIES

     Total purchases and sales of securities, other than short-term investments, for the Funds for the six months ended December 31, 2005 were as follows:

                                   TREND FUND         INCOME FUND
                                   ----------         -----------
     Purchases                     $2,499,557           $466,721
     Sales                         $2,962,636           $516,316

5.   TAX INFORMATION

     At December 31, 2005, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $13,820,105 and $3,276,194 for the Trend and Income Funds, respectively, were as follows:

                                            THE PRIMARY         THE PRIMARY
                                             TREND FUND         INCOME FUND
                                            -----------         -----------
     Unrealized appreciation                 $3,355,974          $746,663
     Unrealized depreciation                   (177,911)          (99,012)
                                             ----------          --------
     Net appreciation on investments         $3,178,063          $647,651
                                             ----------          --------
                                             ----------          --------

     As of June 30, 2005, the components of accumulated earnings on a tax basis were as follows:

                                                THE PRIMARY     THE PRIMARY
                                                TREND FUND      INCOME FUND
                                                -----------     -----------
     Undistributed ordinary income              $   63,886        $  2,500
     Undistributed long-term capital gains         611,983          42,948
                                                ----------        --------
     Accumulated earnings                          675,869          45,448
     Accumulated capital and other losses               --              --
     Unrealized appreciation                     3,284,638         700,403
                                                ----------        --------
     Total accumulated earnings                 $3,960,507        $745,851
                                                ----------        --------
                                                ----------        --------

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2005, is available without charge, upon request, by calling 1-202-551-8090 or by accessing the website of the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

INVESTMENT ADVISORY AGREEMENT

On December 7, 2005, the Board of Directors of The Primary Trend Fund, Inc. and The Primary Income Fund, Inc. approved the continuation of each Fund's investment advisory agreement with Arnold Investment Counsel, Inc. (the "Adviser"). Prior to approving the continuation of the agreements, the Board considered:

   o   the nature, extent and quality of the services provided by the Adviser

   o   the investment performance of the Funds

   o the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds

   o   the expense ratios of the Funds

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided by, and the profits realized by the Adviser, from its relationship with the Funds and concluded that such profits were reasonable and not excessive. As part of its analysis, the Board considered the value of the research the Adviser received from broker-dealers executing securities transactions for the Funds. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds.

(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President and Treasurer
 Barry S. Arnold, Vice President and Secretary

DIRECTORS
 Barry S. Arnold
 Clark J. Hillery
 William J. Rack

ADMINISTRATOR
 UMB Fund Services, Inc.
 803 West Michigan Street
 Milwaukee, Wisconsin 53233

CUSTODIAN
 U.S. Bank, N.A.
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 BKD, LLP
 1360 Post Oak Boulevard, Suite 1900
 Houston, Texas 77056

LEGAL COUNSEL
 Foley & Lardner LLP
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD TM
MUTUAL FUND
COUNCIL

ITEM 2.  CODE OF ETHICS

Not applicable to semi-annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semi-annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)  Code of Ethics.  Not applicable for semi-annual reports.

(b) Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Income Funds, Inc.
------------------------------

/s/ Lilli Gust
--------------
Lilli Gust
Principal Executive Officer
March ___, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
--------------
Lilli Gust
Principal Executive Officer
March ___, 2006

/s/ Lilli Gust
--------------
Lilli Gust
Principal Financial Officer
March ___, 2006